VAN KAMPEN UNIT TRUSTS, SERIES 828

                      Select 5 Industrial Portfolio 2009-1
                  Global 45 Dividend Strategy Portfolio 2009-1
                      Select 10 Industrial Portfolio 2009-1

               SUPPLEMENT TO THE PROSPECTUS DATED JANUARY 2, 2009

   As a result of a decrease in the dividend rate for Bank of America Corporation announced on January 16, 2009, the Estimated Net Annual Income for the above-referenced Portfolios will be reduced. Notwithstanding anything to the contrary in the prospectus, the new Estimated Net Annual Income amounts are as follows:

         Select 5 Industrial Portfolio 2009-1....................  $0.50591

         Global 45 Dividend Strategy Portfolio 2009-1............  $0.46304

         Select 10 Industrial Portfolio 2009-1...................  $0.49296




Supplement Dated: January 20, 2009